SECURITY AGREEMENT


       Upon the terms hereof, for value received, the undersigned, NCQ North Oak, Inc., a California corporation and its affiliates (collectively, "Debtor"), hereby grants to National Corporate Tax Credit Fund, a California limited partnership, and National Corporate Tax Credit Inc., a
California corporation (collectively, "Secured Party"), on the terms and conditions hereinafter set forth, a security interest in the collateral described below and in all proceeds thereof (the "Collateral"):


              A. 100% of Debtor's right, title and interest in Signature Midwest, L.P., a Missouri limited partnership
(the "Partnership");


              B. All dividends, distributions, salaries, fees, loan proceeds, sale proceeds, insurance proceeds, condemnation proceeds, and other proceeds from the Partnerships; and


              C. All of Debtor's rights to manage, direct, or control the Partnerships.

       1 . The Obligations Secured. The security interest granted herein shall secure each and every one of the following obligations (the "Obligations"):


              1.1 Performance by Debtor of all of its
obligations under the Partnership's Second Amended and Restated Agreement of Limited Partnership, dated of even date herewith, by and between Debtor and Secured Party (the
"Second Amended Partnership Agreement");


              1.2 Performance by Debtor of all of its
obligations pursuant to this Agreement; and


              1.3 Court costs and reasonable attorneys' fees incurred in any proceeding to enforce the collection of the other items constituting the Obligations, after default.


       2. Debtor's Covenants. Without limiting the scope of the obligations of Debtor as the operating general partner of the Partnership, Debtor covenants and agrees to do all of the following:


              2.1 To fully, faithfully, and timely perform, or cause to be performed, all of the Obligations;


              2.2 To deliver to Secured Party, from time to time as Secured Party may reasonably request, such information as may be necessary or proper to keep Secured
Party fully informed with respect to the status and condition of the Collateral;


              2.3 To give written notice to Secured Party of any change of address of Debtor or either of the Partnerships not less than ten days prior to such change;


              2.4 To notify Secured Party promptly of any claim, action, or proceeding affecting the Collateral, or Secured Party's security interest in the Collateral, and, at the request of Secured Party, to appear in and defend, at Debtor's expense, any such action or proceeding;


              2.5 To create no other security interest in the Collateral or in any part thereof, nor otherwise transfer or encumber all or any part of or an interest in the Collateral or permit the Collateral to become subject to any lien, attachment, execution, sequestration, or other legal or equitable process;


              2.6 To keep and perform all covenants,
conditions, and agreements to be kept and performed by Debtor with respect to the Partnership Interests which comprise the Collateral; and


              2.7 To do all things reasonably necessary or appropriate to enable Secured Party to exercise fully its rights under this Agreement, and to execute, cause to be acknowledged and deliver such additional documents, and take such further actions and provide such additional information, as may be reasonably necessary to effect the purposes of this Agreement and to provide Secured Party with such evidence of compliance with all of the terms hereof as Secured Party may from time to time reasonably request.


     3. Representations and Warranties. Debtor hereby warrants and represents that:


              3.1 Debtor is the owner of the Collateral, clear of all claims, liens, and security interests, except the security interest granted by this Agreement;


              3.2 Debtor has the right, power, and authority to enter into and carry out this Agreement; and


              3.3 Debtor is not engaged in the business of buying or selling property such as the Collateral.


     4. Default and Remedies.


              4.1 The term "default," as used herein, means the occurrence of any of the following events:


                     4.1.1 The failure of Debtor to meet
its Obligations set forth in Section 1 of this Agreement within any applicable cure period; or


                     4.1.2 The failure of Debtor punctually
and properly to perform any other of the Obligations or any part thereof within 30 days after receipt of notice of nonperformance; or


                     4.1.3 The insolvency of the
Partnership; or


                     4.1.4 The levy against the Collateral
or the Apartment Complex, or any part thereof, or any execution, attachment, sequestration, or other writ; or


                     4.1.5 The adjudication of the
Partnership or the Operating General Partner, as a bankrupt, or the granting to either relief as a debtor; or


                     4.1.6 The filing, by way of petition or
answer, of any petition or other pleading seeking adjudication of the Partnership or the Operating General Partner, as a bankrupt, or for other relief as a debtor, or an adjustment of any of their debts, or any other relief under any bankruptcy, reorganization, debtors' relief, or insolvency laws now or hereafter existing.


              4.2 Upon the occurrence of any event of
default, Secured Party, at its option, may:


                     4.2.1 Foreclose upon the Collateral,
by any available judicial procedure or in a private or other nonjudicial proceeding, and succeed to all of Debtor's right, title, and interest in and to the Collateral and all amounts payable thereunder; and/or


                     4.2.2 Exercise any and all rights and
remedies which Secured Party may have hereunder, or under the Uniform Commercial Code of the State in which the Apartment Complex is located (the "Governing Jurisdiction"), or any other applicable agreement or law, or some or all of the foregoing, no such remedy being intended to be exclusive of any other remedy; and/or


                     4.2.3 Exercise any other rights and
remedies which Secured Party may have as to any other security for the Obligations hereunder; and/or


                     4.2.4 Exercise any and all other rights
and remedies which Secured Party may now or hereafter have at law or in equity.


Notwithstanding the foregoing to the contrary, in the event
Secured Party is contesting in good faith any of the defaults alleged by Debtor, then Debtor shall not exercise any of the foregoing remedies until there has been a final non-appealable judicial (including arbitration and mediation) determination that such default or defaults have occurred. The foregoing restriction on the exercise of Debtors remedies shall not, however, affect the rights of Debtor under the Amended Partnership Agreement or otherwise existing at law, in equity or by statute .


              4.3 Debtor covenants and agrees that it shall take such action and shall execute such documents as may be necessary or desirable to effectuate and evidence any transfer of the Collateral pursuant to the terms of this Agreement from Debtor to any transferee following Debtor's default hereunder.


              4.4 Should Debtor fail to make any advance or to do or cause to be done any act required under the terms of the Obligations, then Secured Party may, without obligation so to do, following notice to Debtor, and without releasing Debtor from any obligation hereunder:


                     4.4.1 Make any such payment or do
or perform any such act in such manner and to such extent as Secured Party in its sole discretion may determine to be necessary or proper to preserve the value of the Apartment Complex and/or the Collateral, and/or to protect the security afforded by this Agreement; or


                     4.4.2 Do or perform any act which
Debtor is obligated hereunder to do or perform or cause to be done or performed; or


                     4.4.3 Pay, purchase, contest, or
compromise any encumbrance, charge or lien, which in the judgment of Secured Party appears to affect the Collateral, either of the Partnerships, or the Apartment Complex.

In exercising any such powers or performing any such acts
Secured Party is hereby authorized to enter upon the Apartment Complex at any time for such purpose and to incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor, including, but not limited to, the cost of evidence of title and the employment of counsel and the payment of counsel's reasonable fees, and reimbursement by Debtor of all such liability, costs, and expenditures is secured hereby.


       5. No Waiver. The acceptance by Secured Party at any time, and from time to time, of part performance of the Obligations shall not be deemed to be a waiver of any default then existing or of its right to demand full performance. No waiver by Secured Party of any default shall be deemed to be a waiver of any subsequent default nor shall any waiver by Secured Party be deemed to be a continuing waiver, and no waiver may be effectively asserted against Secured Party unless contained in a writing signed by Secured Party. No delay or omission by Secured Party in exercising any right or power hereunder, or under any other document evidencing one or more of the Obligations, shall impair any such right or power or be construed as a waiver thereof nor shall any single or partial exercise of any right or power preclude other or future exercise thereof, or the exercise of any other right or power of Secured Party hereunder or under such other documents.


       6. Successors and Assigns. Until full and final performance hereunder and under all of the Obligations, this Agreement shall be binding on Debtor, Debtor's successors and assigns, and shall inure to the benefit of Secured Party, its successors, and assigns. This provision is not intended nor shall it operate to negate the transfer restrictions contained in Section 2.5 hereof.


       7. Governing Law. This Agreement shall be construed according to the laws of the Governing Jurisdiction.


       8. Attorneys' Fees. In the event that legal action is taken by Secured Party or Debtor in connection with this Security Agreement or any related document or matter, the losing party in such legal action shall pay, in addition to such other damages as such party may be required to pay, reasonable attorneys' fees to the prevailing party.


       9. Financing Statements. Upon execution hereof, Debtor shall execute and deliver to Secured Party a financing statement with regard to the Collateral. Secured Party shall be entitled to file and/or record said financing statement as appropriate and to take such other actions as may be necessary or desirable to perfect its security interest in the Collateral, or any part thereof.


       10. Limitation of Liability. Any other provisions of this Agreement to the contrary notwithstanding, the security interest hereinabove described is assigned and transferred to Secured Party by way of collateral security only, and, accordingly, Secured Party by its acceptance hereof shall not be deemed to have assumed or become liable for any of the obligations or liabilities of Debtor in or to either of the Partnerships, either provided for by the terms of the Partnership Agreement, as now existing or hereafter amended or modified, or arising by operation of law, or otherwise, and Debtor hereby acknowledges that Debtor remains liable thereunder to the same extent as though this assignment had not been made.


       11. Headings. The section headings herein are for convenience of reference only, and shall not be used to limit or aid in the construction hereof.


       12. Time. Time is of the essence hereof.


       Executed as of November 23, 1994.



     DEBTOR:  NCQ NORTH OAK, INC.
              a California corporation

              By /s/ Herbert J. Jaffe
               Its President



     SECURED PARTY: NATIONAL CORPORATE TAX CREDIT FUND,
                    a California limited partnership

                    By National Partnership Investments Corp., a California corporation,
                    General Partner

                    By /s/ Shawn Horwitz
                      Its Executive Vice President



                    NATIONAL CORPORATE TAX CREDIT, INC.,
                    a California corporation

                    By /s/ Shawn Horwitz
                      Its Executive Vice President